UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   November 17, 2015

EnSync, Inc.
(Exact name of registrant as specified in charter)

Wisconsin	001-33540	39-1987014
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

N93 W14475 Whittaker Way, Menomonee Falls, Wisconsin	53051
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:       (262) 253-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item	5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 17, 2015, the shareholders of EnSync, Inc. (the "Company") approved an amendment to the Company's 2010 Omnibus Long-Term Incentive Plan (the "Omnibus Plan Amendment") increasing the number of shares reserved for issuance thereunder by 5,000,000 shares.  A description of the terms and conditions of the Omnibus Plan Amendment is set forth in the Company's Proxy Statement for the 2015 Annual Meeting of Shareholders of the Company as filed with the Securities and Exchange Commission on October 7, 2015 (the "2015 Proxy Statement") under the heading "Proposal 4-Approval of Amendment No. 3 to EnSync, Inc. 2010 Omnibus Long-Term Incentive Plan (Formerly the ZBB Energy Corporation 2010 Omnibus Long-Term Incentive Plan); Approval of Code Section 162(m) Limits and Criteria," which such description is incorporated herein by reference.  This summary is qualified in its entirety by the full text of the Omnibus Plan Amendment set forth in Appendix B to the 2015 Proxy Statement, which is also incorporated by reference herein.
On November 17, 2015, the Company's shareholders also approved an amendment to the Company's 2012 Non-Employee Director Equity Compensation Plan (the "Director Plan Amendment") increasing the number of shares reserved for issuance thereunder by 1,500,000 shares.  A description of the terms and conditions of the Director Plan Amendment is set forth in the 2015 Proxy Statement under the heading "Proposal 5-Approval of Amendment No. 2 to EnSync, Inc. 2012 Non-Employee Director Equity Compensation Plan (Formerly the ZBB Energy Corporation 2012 Non-Employee Director Equity Compensation Plan)," which such description is incorporated herein by reference.  This summary is qualified in its entirety by the full text of the Director Plan Amendment set forth in Appendix C to the 2015 Proxy Statement, which is also incorporated by reference herein.
Item	5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On November 17, 2015, the Company filed with the Wisconsin Department of Financial Institutions an amendment to the Company's Articles of Incorporation (the "Articles of Amendment") increasing the number of authorized shares of common stock from 150,000,000 shares to 300,000,000 shares.  The Articles of Amendment were approved by the Company's shareholders on November 17, 2015.  A description of the terms and conditions of the Articles of Amendment is set forth in the 2015 Proxy Statement under the heading "Proposal 3-Approval of Amendment to Articles of Incorporation, as Amended to Date, to Increase Number of Authorized Shares of Common Stock," which such description is incorporated herein by reference.  This summary is qualified in its entirety by the full text of the Articles of Amendment set forth in Appendix A to the 2015 Annual Proxy Statement, which is also incorporated herein by reference.
Item	5.07. Submission of Matters to a Vote of Security Holders.
On November 17, 2015, the Company held its annual meeting of shareholders (the "2015 Annual Meeting").  The certified results of the matters voted upon at the 2015 Annual Meeting, each of which are more fully described in the Company's Proxy Statement for the 2015 Annual Meeting filed with the Securities and Exchange Commission on October 7, 2015, are as follows:
The Company's shareholders elected the two nominees to the Company's Board of Directors to serve for three year terms as Class II directors, with the votes cast as follows:

Director Name	For	Withheld	Broker Non-Votes
Richard A. Abdoo	15,634,159	550,260	21,803,728
Manfred E. Birnbaum	14,993,106	1,191,313	21,803,728

The Company's shareholders approved, on an advisory basis, the compensation paid to the named executive officers of the Company, as disclosed pursuant to Item 402 of Regulation S-K in the Company's Proxy Statement for the 2015 Annual Meeting, with votes cast as follows:
For	Against	Abstain	Broker Non-Votes
15,621,813	457,359	105,287	21,803,688

The holders of the Company's common stock approved the Articles of Amendment, with votes cast as follows:
For	Against	Abstain
32,424,838	3,342,974	343,463

The holders of the Company's common stock and series B convertible preferred stock, voting together on a combined basis, approved the Articles of Amendment, with votes cast as follows:
For	Against	Abstain
34,301,710	3,342,974	343,463

The holders of the Company's common stock and series C convertible preferred stock, voting together on a combined basis, approved the Articles of Amendment, with votes cast as follows:
For	Against	Abstain
74,425,438	3,342,974	343,463

The Company's shareholders approved the Omnibus Plan Amendment, with votes cast as follows:
For	Against	Abstain	Broker Non-Votes
14,691,841	1,406,229	86,389	21,803,688

The Company's shareholders approved the Director Plan Amendment, with votes cast as follows:
For	Against	Abstain	Broker Non-Votes
14,813,176	1,278,196	93,087	21,803,688

The Company's shareholders ratified the appointment of Baker Tilly Virchow Krause, LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2016, with votes cast as follows:
For	Against	Abstain
37,738,051	165,932	84,164

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EnSync, Inc.

Dated: November 17, 2015	By: /s/ James Schott
Name: James Schott
Title: Chief Financial Officer